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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):  SEPTEMBER 22, 1999



                             PLAINS RESOURCES INC.
               (Exact name of registrant as specified in charter)



       DELAWARE                    0-9808                   13-2898764
(State of Incorporation)    (Commission File No.)       (I.R.S. Employer
                                                          Identification No.)



    500 DALLAS STREET, SUITE 700
         HOUSTON, TEXAS 77002                                77002
(Address of Principal Executive Offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (713) 654-1414
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ITEM 5.   OTHER EVENTS.

     On September 22, 1999, the Registrant announced it had completed the sale of $75 million principal amount of senior subordinated notes due 2006, Series E. The new bonds were issued pursuant to a 144A private placement. The Registrant's announcement is attached as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     [99.1]  -  Press release of the Registrant dated September 22, 1999, announcing the sale of $75 million principal amount of Senior Subordinated Notes Due 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 1999

                             PLAINS RESOURCES INC.



                             By:   /s/ Michael R. Patterson
                                -----------------------------
                             Name:  Michael R. Patterson
                             Title: Vice President

                                       1
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                               INDEX TO EXHIBITS


Number                               Exhibit
---------   ---------------------------------------------------------
[99.1]      Press release of the Registrant dated September 22,
            1999, announcing the sale of $75 million principal amount of Senior
            Subordinated Notes Due 2006.